MERRILL LYNCH
MULTI-STATE
LIMITED MATURITY
MUNICIPAL
SERIES TRUST




FUND LOGO





Annual Report

July 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Multi-State
Limited Maturity
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1998



TO OUR SHAREHOLDERS

The Municipal Market Environment
During the three months ended July 31, 1998, long-term tax-exempt revenue bond yields moderately declined. Thus far this year, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. As measured by the Bond Buyer Revenue Bond Index, long-term uninsured municipal bond yields fell approximately 15 basis points (0.15%) to end the July quarter at 5.36%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 40 basis points to end the July quarter at 5.71%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first seven months of 1998, almost $153 billion in new tax-exempt bonds were underwritten, an increase of almost 50% compared to the same period a year ago. During the quarter ended July 31, 1998, municipalities issued over $75 billion in new securities, an increase of nearly 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. For the first half of 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower municipal bond yields to generate the economic savings necessary for additional tax-exempt bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Recently, municipal bond investors received approximately $30 billion in June and July in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far this year.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries might have lowered US economic growth by as much as 2% in the first half of 1998. Since further trade deterioration is possible in the coming months, we do not believe the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates in general are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At July 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%--88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1998




Fiscal Year in Review
Merrill Lynch California Limited
Maturity Municipal Bond Fund
For the majority of the Fund's fiscal year, we maintained an aggressive investment posture. The Fund's average maturity was longer than 4.4 years (with a maximum of five years) for most of the year. During the past 12 months, California intermediate-term paper traded in a very tight range because of increased demand and flat supply. We maintained a minimum cash position throughout the year as the spread between California money market instruments and intermediate-term bonds widened considerably. This strategy, combined with an approximately 60 basis point drop in five-year Treasury note interest rates, led to good general performance for the year and enhanced the Fund's total returns.

During the quarter ended July 31, 1998, Governor Wilson offered an updated $75.9 billion budget proposal to the state legislature. The amount of the budget was up $2 billion from estimates early in the year. The proposal included the largest tax cut in state history, which would be achieved by reducing the state's car license fee by 50% in 1999 and by 75% in 2002. The proposal also calls for an additional $581 million for schools; $247 million for environmental protection; $280 million for higher education, including $170 million for the University of California and California State University for equipment and maintenance upgrades; $172 million for flood control projects; and an $88 million increase for health and welfare programs, including $60 million for a 2.8% cost of living increase in benefits for the aged, blind and disabled. The Governor's spending increases were made possible by the expectation of an almost $4.4 billion surplus in revenues, which grew by nearly 11% as compared to the year before. The State Treasurer is expecting a revenue increase in 1999 of approximately 5.9%. The California economy continued to outperform the national averages during the July quarter led by strong gains in entertainment, tourism and computer services. The state's strong growth prospects continue to be tempered by concerns over the Asian economic crisis and its effect on the state's large export business. At June 31, 1998, California's legislature and Governor Wilson approved a $19 billion temporary budget until the two parties can reach an agreement on the outright budget for the coming fiscal year.

At the close of the July quarter, net assets of Merrill Lynch California Limited Maturity Municipal Bond Fund stood at approximately $9.1 million, basically unchanged from April quarter-end. As we discussed in our April shareholder letter, we had adopted a more neutral posture in late April until the economy's strength, inflation's path and the direction of interest rates could be more clearly ascertained. We maintained this posture for a very limited time as the spread between money market instruments and issues in the five-year--ten-year maturity range widened. We extended the Fund's average maturity in May to a more aggressive 4.7 years and have maintained this stance because inflation has remained low despite continued strong economic growth. The Federal Reserve Board appears willing to let the crisis in Asia play out before addressing interest rates. We look to maintain this aggressive investment strategy into the October quarter with the expectation that inflation will remain subdued and economic growth will slow as the crisis in Asia becomes more evident in the nation's manufacturing sector.

Merrill Lynch Florida Limited
Maturity Municipal Bond Fund
For the majority of the Fund's fiscal year, we maintained an aggressive investment strategy. The Fund's average maturity was longer than 4.5 years (with a maximum of five years) for most of the year. This strategy enhanced Fund performance because Florida paper traded in a very tight range despite an increase in supply. We maintained a zero cash position for the majority of the Fund's fiscal year in order to seek to enhance after-tax return. This strategy, combined with an approximately 60 basis point drop in five-year Treasury note interest rates, led to good general performance for the year.

During the quarter ended July 31, 1998, the state of Florida continued to exhibit strong economic growth. Nationwide personal income gains and high levels of consumer confidence have specifically benefited the state's tourism sector, as evidenced by the Orlando-Orange County Convention and Visitor Bureaus reporting record hotel booking percentages as well as increased ticket prices for the state's major theme parks. The state's diversifying service-based economy continues to experience strong growth relative to the region and the nation. The state ended the 1997 fiscal year with a combined reserve of more than $1 billion as a result of strong revenue fund performance. The state expects to end fiscal year 1998 with a Budget Stabilization Reserve Fund of $686 million and a working capital fund of $355 million. Fiscal 1997 and 1998 reserve levels are the highest the state has recorded in more than a decade. The state's record of budget control coupled with a large budget stabilization fund is likely to provide the state with significant flexibility to manage its fiscal position in the future, despite significant growth pressures and school funding needs. Florida's fiscal 1999 budget anticipates 3.3% growth in spending over fiscal 1998 and no new revenue measures. Overall, state debt levels are manageable at $633 per capita and 2.6% of personal income despite accelerated debt issuance during the past couple of years. Also, the fires that plagued the eastern region of the state during the July quarter, largely damaging timber, have not had any significant adverse impact on the state's economic activity or financial operations.

At the close of the July quarter, net assets of Merrill Lynch Florida Limited Maturity Municipal Bond Fund stood at approximately $18.7 million, a decrease of approximately 10% from April quarter-end. As we discussed in our April shareholder letter, we had adopted a more neutral posture in late April until the economy's strength, inflation's path and the direction of interest rates could be more clearly ascertained. We maintained this posture into early May when we extended the Fund's average maturity to a more aggressive 4.7 years with a zero cash position. We have maintained this stance because inflation has remained low despite continued strong economic growth. The Federal Reserve Board appears willing to let the crisis in Asia play out before addressing interest rates. We look to maintain this aggressive investment stance into the October quarter with the expectation that inflation will remain subdued and economic growth will slow as the crisis in Asia becomes more evident in the nation's manufacturing sector.

In Conclusion
We thank you for your support of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Edward J. Andrews)
Edward J. Andrews
Vice President and Portfolio Manager



September 9, 1998



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1998



PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% the next year to 0%. In addition, Class B Shares are subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                                                  Since      Standardized
                                                         12 Month    3 Month    Inception    30-day Yield
                                                          Total       Total       Total         As of
                                                          Return      Return      Return       7/31/98
California Limited Maturity Fund Class A Shares            +2.96%      +1.52%     +21.50%       2.65%
California Limited Maturity Fund Class B Shares            +2.59       +1.33      +19.38        2.33
California Limited Maturity Fund Class C Shares            +2.68       +1.38      +19.26        2.51
California Limited Maturity Fund Class D Shares            +2.86       +1.39      +19.95        2.56
Florida Limited Maturity Fund Class A Shares               +3.17       +1.43      +20.42        2.85
Florida Limited Maturity Fund Class B Shares               +2.80       +1.34      +18.43        2.52
Florida Limited Maturity Fund Class C Shares               +2.65       +1.29      +16.61        2.33
Florida Limited Maturity Fund Class D Shares               +3.17       +1.51      +18.86        2.74


*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The inception dates for each of the Funds within Merrill Lynch Maturity Municipal Series Trust are Class A and Class B Shares, 11/26/93 and Class C and Class D Shares, 10/21/94.


California Limited
Maturity Fund

Total Return
Based on a $10,000
Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the ML U1AO Index. Beginning and ending values are:


                                     11/26/93**        7/98

California Limited Maturity++--
Class A Shares*                       $ 9,900        $12,028
California Limited Maturity++--
Class B Shares*                       $10,000        $11,938
Merrill Lynch U1AO Index++++          $10,000        $12,231


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the ML U1AO Index. Beginning and ending values are:


                                    10/21/94**         7/98

California Limited Maturity++--
Class C Shares*                       $10,000        $11,926
California Limited Maturity++--
Class D Shares*                       $ 9,900        $11,875
Merrill Lynch U1AO Index++++          $10,000        $11,977

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++California Limited Maturity invests in a portfolio of securities consisting primarily of intermediate-term investment-grade obligations issued by or on the behalf of the state of California or its political subdivisions, agencies or instrumentalities, and obligations of other qualifying issuers.
++++This unmanaged Index is comprised of AAA-rated bonds maturing within three years.

    Past performance is not predictive of future performance.



California Limited
Maturity Fund

Average Annual
Total Return


California Limited Maturity Fund
                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 6/30/98                         +4.09%         +3.05%
Inception (11/26/93) through 6/30/98       +4.26          +4.03

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                        % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

Year Ended 6/30/98                         +3.72%         +2.72%
Inception (11/26/93) through 6/30/98       +3.87          +3.87

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 6/30/98                         +3.81%         +2.81%
Inception (10/21/94) through 6/30/98       +4.80          +4.80

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 6/30/98                         +3.99%         +2.95%
Inception (10/21/94) through 6/30/98       +4.96          +4.68

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1998



PERFORMANCE DATA (concluded)

Florida Limited
Maturity Fund

Total Return
Based on a $10,000
Investment


A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the ML U1AO Index. Beginning and ending values are:


                                     11/26/93**        7/98

Florida Limited Maturity++--
Class A Shares*                       $ 9,900        $11,920
Florida Limited Maturity++--
Class B Shares*                       $10,000        $11,843
Merrill Lynch U1AO Index++++          $10,000        $12,231


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the ML U1AO Index. Beginning and ending values are:


                                     10/21/94**        7/98

Florida Limited Maturity++--
Class C Shares*                       $10,000        $11,661
Florida Limited Maturity++--
Class D Shares*                       $ 9,900        $11,768
Merrill Lynch U1AO Index++++          $10,000        $11,977


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++Florida Limited Maturity invests in a portfolio of securities consisting primarily of intermediate-term investment-grade obligations issued by or on the behalf of the state of Florida or its political subdivisions, agencies or instrumentalities, and obligations of other qualifying issuers.
++++This unmanaged Index is comprised of AAA-rated bonds maturing within three years.

    Past performance is not predictive of future performance.



Florida Limited
Maturity Fund

Average Annual
Total Return


Florida Limited Maturity Fund

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 6/30/98                         +4.32%         +3.27%
Inception (11/26/93) through 6/30/98       +4.10          +3.87

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                        % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

Year Ended 6/30/98                         +3.84%         +2.84%
Inception (11/26/93) through 6/30/98       +3.71          +3.71

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 6/30/98                         +3.63%         +2.63%
Inception (10/21/94) through 6/30/98       +4.21          +4.21

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 6/30/98                         +4.11%         +3.07%
Inception (10/21/94) through 6/30/98       +4.73          +4.45

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.




Portfolio
Abbreviations

To simplify the listings of Merrill Lynch Multi-State Limited
Maturity Municipal Series Trust's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
GO     General Obligation Bonds
PCR    Pollution Control Revenue Bonds
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
                   California Limited Maturity Municipal Bond Fund

                   S&P      Moody's    Face                                                                       Value
STATE              Ratings  Ratings   Amount  Issue                                                             (Note 1a)
California--98.3%  NR*        A1      $ 400   California Educational Facilities Authority, Revenue Refunding
                                              Bonds (Loyola Marymount University), 5.70% due 10/01/2002          $   425
                   AAA        Aaa       500   California Health Facilities Financing Authority, Revenue
                                              Refunding Bonds (Catholic Healthcare West), Series A, 5.30%
                                              due 7/01/2003 (d)                                                      526
                   A1+        NR*       400   California Pollution Control Financing Authority, PCR, Refunding
                                              (Pacific Gas and Electric Company), VRDN, Series A, 3.40% due
                                              12/01/2018 (a)                                                         400
                                              California Pollution Control Financing Authority, Solid Waste
                                              Disposal Revenue Bonds (Shell Oil Co.--Martinez Project),
                                              VRDN, AMT (a):
                   A1+        VMIG1++   300      Series A, 3.40% due 10/01/2024                                      300
                   A1+        NR*       100      Series B, 3.40% due 10/01/2031                                      100
                                              California State, GO, UT:
                   A+         A1        750      6.75% due 10/01/2003                                                842
                   AAA        Aaa       750      6.35% due 11/01/2004 (b)                                            840



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)
                   California Limited Maturity Municipal Bond Fund (concluded)

                   S&P      Moody's    Face                                                                       Value
STATE              Ratings  Ratings   Amount  Issue                                                             (Note 1a)
California         AAA        Aaa     $ 600   California State Public Works Board, Lease Revenue Bonds
(concluded)                                   (Department of Corrections--State Prison/Central California
                                              Women's Facility, Madera County), Series A, 7% due 9/01/2000 (e)   $   649
                   AAA        Aaa       500   California Statewide Communities Development Authority, Lease
                                              Revenue Refunding Bonds (Oakland Convention Center Project),
                                              5.70% due 10/01/2002 (d)                                               531
                   NR*        Aa2       100   California Statewide Communities Development Authority, Solid
                                              Waste Facilities Revenue Bonds (Chevron U.S.A. Inc. Project),
                                              VRDN, AMT, 3.45% due 12/15/2024 (a)                                    100
                   A+         NR*       400   East Bay, California, Municipal Utility District, Water System
                                              Revenue Bonds, Sub-Series, 7.40% due 6/01/2000 (e)                     432
                   AAA        Aaa       200   Los Angeles, California, Department of Airports, Airport
                                              Revenue Refunding Bonds, Series A, 6% due 5/15/2005 (b)                221
                   A+         Aa3       650   Los Angeles, California, Department of Water and Power,
                                              Electric Plant Revenue Bonds, 6% due 4/01/2002                         692
                                              Los Angeles, California, Harbor Department Revenue Bonds,
                                              AMT, Series B:
                   AA         Aa3       295      6% due 8/01/2001                                                    311
                   AA         Aa3       500      6% due 8/01/2004                                                    538
                   AA-        Aa1     1,000   Los Angeles County, California, Public Works Financing
                                              Authority, Revenue Refunding Bonds (Capital Construction),
                                              4.80% due 3/01/2004                                                  1,029
                   AAA        Aaa       400   Southern California, Public Power Authority Revenue Refunding
                                              Bonds (Southern Transmission Project), Series A, 4.40% due
                                              7/01/2007 (c)                                                          400
                   AAA        Aaa       500   University of California, Revenue Refunding Bonds (Multi-
                                              Purpose Projects), Series C, 10% due 9/01/2001 (d)                     586


                   Total Investments (Cost--$8,402)--98.3%                                                         8,922

                   Other Assets Less Liabilities--1.7%                                                               158
                                                                                                                 -------
                   Net Assets--100.0%                                                                            $ 9,080
                                                                                                                 =======

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
(b)FGIC Insured.
(c)MBIA Insured.
(d)AMBAC Insured.
(e)Prerefunded.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.


Florida Limited Maturity Municipal Bond Fund
                   S&P      Moody's    Face                                                                       Value
STATE              Ratings  Ratings   Amount  Issue                                                             (Note 1a)
Florida--93.5%     NR*        Aaa    $1,000   Bay County, Florida, Hospital System Revenue Refunding Bonds
                                              (Bay Medical Center Project), 8% due 10/01/2004 (e)                $ 1,216
                   AAA        Aaa       300   Dade County, Florida, Aviation Revenue Refunding Bonds,
                                              Series A, 5.60% due 10/01/2004 (a)                                     323
                   AAA        Aaa     1,000   Dade County, Florida, GO, UT, Series I, 6.90% due 7/01/2003 (a)      1,120
                   AAA        Aaa       835   Dunedin, Florida, Hospital Revenue Bonds (Mease Health Care),
                                              6.75% due 11/15/2001 (c)(e)                                            920
                                              Florida State Board of Education, Capital Outlay (Public
                                              Education):
                   AAA        Aaa     1,000      Refunding, Series A, 7.25% due 6/01/2000 (e)                      1,079
                   AA+        Aa2       850      Refunding, Series A, 5.50% due 6/01/2001                            885
                   AA+        Aa2     1,000      Series B, 5.625% due 6/01/2005                                    1,080
                                              Florida State Division, Bond Finance Department, General
                                              Services Revenue Bonds (Department of Natural Resources),
                                              Series A:
                   AAA        Aaa     1,900      (Preservation 2000), 6.40% due 7/01/2002 (a)                      2,055
                   AAA        Aaa     1,730      (Save Our Coast), 6.30% due 7/01/2004 (c)                         1,848
                   A          A3        100   Hillsborough County, Florida, Capital Improvement Revenue
                                              Bonds (County Center Project), Second Series, 6.75% due
                                              7/01/2002 (e)                                                          111
                                              Jacksonville, Florida, Electric Authority, Revenue Refunding
                                              Bonds (Saint John's River), Issue 2:
                   AA         Aa1     1,000      Series 6-C, 6.50% due 10/01/2001                                  1,066
                   AA         Aa2     1,000      (Special Obligation), Series 6-B, 6.65% due 10/01/2002            1,068
                   AAA        Aaa     1,000   Jacksonville, Florida, Health Facilities Authority, Hospital
                                              Revenue Bonds (Charity Obligation Group), Series A, 5.50%
                                              due 8/15/2006 (c)                                                    1,074
                   AAA        Aaa       250   Kissimmee, Florida, Water and Sewer Revenue Refunding
                                              Bonds, 5.40% due 10/01/2002 (a)                                        263
                   AAA        Aaa       850   North Miami, Florida, Health Facilities Authority, Health
                                              Facility Revenue Bonds (Bon Secours Health System Project),
                                              6% due 8/15/2002 (d)(e)                                                924
                   AA-        Aaa       850   Orlando, Florida, Utilities Commission, Water and Electric
                                              Revenue Bonds, Series A, 6.50% due 10/01/2001 (e)                      929
                   AAA        Aaa     1,000   Palm Bay, Florida, Utility Revenue Bonds (Palm Bay Utility
                                              Corporation Project), Series B, 6.20% due 10/01/2002 (c)(e)          1,098
                   AAA        Aaa       400   Tampa, Florida, Water and Sewer Revenue Bonds, Series A, 6%
                                              due 10/01/2002 (b)(e)                                                  433



Puerto Rico--5.0%  A          Baa1      900   Puerto Rico Commonwealth, Improvement Bonds, Refunding, UT,
                                              5.30% due 7/01/2004                                                    942


                   Total Investments (Cost--$17,886)--98.5%                                                       18,434

                   Other Assets Less Liabilities--1.5%                                                               274
                                                                                                                 -------
                   Net Assets--100.0%                                                                            $18,708
                                                                                                                 =======

(a)AMBAC Insured.
(b)FGIC Insured.
(c)MBIA Insured.
(d)FSA Insured.
(e)Prerefunded.
  *Not Rated.

  Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, July 31, 1998


STATEMENTS OF ASSETS AND LIABILITIES
                                                                                            California         Florida
                                                                                             Limited           Limited
                                                                                             Maturity         Maturity
                    As of July 31, 1998                                                        Fund              Fund
Assets:             Investments, at value* (Note 1a)                                        $ 8,921,893     $ 18,433,764
                    Cash                                                                         30,963           90,979
                    Interest receivable                                                         159,913          253,500
                    Deferred organization expenses (Note 1e)                                      1,168            3,855
                    Prepaid registration fees and other assets (Note 1e)                            523            7,996
                                                                                            -----------      -----------
                    Total assets                                                              9,114,460       18,790,094
                                                                                            -----------      -----------

Liabilities:        Payables:
                      Beneficial interest redeemed                                                   --           20,000
                      Dividends to shareholders (Note 1f)                                         4,937           10,249
                      Investment adviser (Note 2)                                                 1,226            5,994
                      Distributor (Note 2)                                                        1,774            3,095
                    Accrued expenses and other liabilities                                       26,063           43,203
                                                                                            -----------      -----------
                    Total liabilities                                                            34,000           82,541
                                                                                            -----------      -----------

Net Assets:         Net assets                                                              $ 9,080,460      $18,707,553
                                                                                            ===========      ===========

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         shares authorized                                                       $    14,412      $    53,285
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    shares authorized                                                            47,535           80,111
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    shares authorized                                                               944               13
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    shares authorized                                                            26,782           53,621
                    Paid-in capital in excess of par                                          8,807,994       18,681,327
                    Accumulated realized capital losses on investments--net (Note 5).          (336,902)        (708,556)
                    Unrealized appreciation on investments--net                                 519,695          547,752
                                                                                            -----------      -----------
                    Net assets                                                              $ 9,080,460      $18,707,553
                                                                                            ===========      ===========

Net Asset Value:    Class A: Net assets                                                     $ 1,459,687      $ 5,331,094
                                                                                            ===========      ===========
                             Shares outstanding                                                 144,120          532,849
                                                                                            ===========      ===========
                             Net asset value                                                $     10.13      $     10.00
                                                                                            ===========      ===========
                    Class B: Net assets                                                     $ 4,812,408      $ 8,014,082
                                                                                            ===========      ===========
                             Shares outstanding                                                 475,349          801,111
                                                                                            ===========      ===========
                             Net asset value                                                $     10.12      $     10.00
                                                                                            ===========      ===========
                    Class C: Net assets                                                     $    95,572      $     1,251
                                                                                            ===========      ===========
                             Shares outstanding                                                   9,440              126
                                                                                            ===========      ===========
                             Net asset value                                                $     10.12      $      9.93
                                                                                            ===========      ===========
                    Class D: Net assets                                                     $ 2,712,793      $ 5,361,126
                                                                                            ===========      ===========
                             Shares outstanding                                                 267,818          536,205
                                                                                            ===========      ===========
                             Net asset value                                                $     10.13      $     10.00
                                                                                            ===========      ===========

                   *Identified cost                                                         $ 8,402,198      $17,886,012
                                                                                            ===========      ===========

                    See Notes to Financial Statements.


STATEMENTS OF OPERATIONS
                                                                                            California         Florida
                                                                                             Limited           Limited
                                                                                             Maturity          Maturity
                    For the Year Ended July 31, 1998                                           Fund              Fund
Investment Income   Interest and amortization of premium and discount earned                $   602,598      $ 1,140,730
(Note 1d):                                                                                  ===========      ===========

Expenses:           Investment advisory fees (Note 2)                                       $    42,624      $    79,912
                    Accounting services (Note 2)                                                 34,024           66,965
                    Professional fees                                                            33,916           29,927
                    Account maintenance and distribution fees--Class B (Note 2)                  21,353           35,389
                    Printing and shareholder reports                                             14,499           36,339
                    Registration fees (Note 1e)                                                  16,280           16,050
                    Trustees' fees and expenses                                                   8,994           15,342
                    Amortization of organization expenses (Note 1e)                               3,642           12,130
                    Account maintenance fees--Class D (Note 2)                                    3,371            6,715
                    Custodian fees                                                                3,242            4,092
                    Pricing fees                                                                  3,617            3,042
                    Transfer agent fees--Class B (Note 2)                                         1,702            2,502
                    Transfer agent fees--Class D (Note 2)                                           718            1,249
                    Transfer agent fees--Class A (Note 2)                                           547            1,117
                    Account maintenance and distribution fees--Class C (Note 2)                     110               25
                    Transfer agent fees--Class C (Note 2)                                            32                9
                    Other                                                                            --            2,242
                                                                                            -----------      -----------
                    Total expenses before reimbursement                                         188,671          313,047
                    Reimbursement of expenses (Note 2)                                          (24,356)              --
                                                                                            -----------      -----------
                    Total expenses after reimbursement                                          164,315          313,047
                                                                                            -----------      -----------
                    Investment income--net                                                      438,283          827,683
                                                                                            -----------      -----------

Realized &          Realized gain on investments--net                                           135,816           69,426
Unrealized          Change in unrealized appreciation on investments--net                      (244,868)        (229,527)
Gain (Loss) on                                                                              -----------      -----------
Investments--Net    Net Increase in Net Assets Resulting from Operations                    $   329,231      $   667,582
(Notes 1b, 1d & 3):                                                                         ===========      ===========

                    See Notes to Financial Statements.



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1998


STATEMENTS OF CHANGES IN NET ASSETS
                                                                       California Limited          Florida Limited
                                                                         Maturity Fund              Maturity Fund
                                                                           For the Year              For the Year
                                                                          Ended July 31,            Ended July 31,
                    Increase (Decrease) in Net Assets:                   1998         1997          1998         1997
Operations:         Investment income--net                          $   438,283  $   513,497   $   827,683   $   980,347
                    Realized gain on investments--net                   135,816       57,005        69,426       101,611
                    Change in unrealized appreciation on
                    investments--net                                   (244,868)     206,716      (229,527)      180,208
                                                                    -----------  -----------   -----------   -----------
                    Net increase in net assets resulting
                    from operations                                     329,231      777,218       667,582     1,262,166
                                                                    -----------  -----------   -----------   -----------

Dividends to        Investment income--net:
Shareholders          Class A                                          (100,638)    (117,926)     (228,224)     (295,532)
(Note 1f):            Class B                                          (210,256)    (295,984)     (349,950)     (441,468)
                      Class C                                            (2,663)      (1,999)         (615)       (2,960)
                      Class D                                          (124,726)     (97,588)     (248,894)     (240,387)
                                                                    -----------  -----------   -----------   -----------
                    Net decrease in net assets resulting from
                    dividends to shareholders                          (438,283)    (513,497)     (827,683)     (980,347)
                                                                    -----------  -----------   -----------   -----------

Beneficial          Net decrease in net assets derived from
Interest            beneficial interest transactions                 (4,939,204)  (1,455,816)   (6,762,222)   (2,674,028)
Transactions                                                        -----------  -----------   -----------   -----------
(Note 4):

Net Assets:         Total decrease in net assets                     (5,048,256)  (1,192,095)   (6,922,323)   (2,392,209)
                    Beginning of year                                14,128,716   15,320,811    25,629,876    28,022,085
                                                                    -----------  -----------   -----------   -----------
                    End of year                                     $ 9,080,460  $14,128,716   $18,707,553   $25,629,876
                                                                    ===========  ===========   ===========   ===========

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                            California Limited Maturity Fund
                                                                                        Class A
                    The following per share data and ratios have                                               For the
                    been derived from information provided in the                                               Period
                    financial statements.                                                                  Nov. 26, 1993++
                                                                         For the Year Ended July 31,         to July 31,
                    Increase (Decrease) in Net Asset Value:          1998       1997      1996        1995       1994
Per Share           Net asset value, beginning of period          $   10.22  $   10.05  $    9.99  $    9.88   $   10.00
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .39        .38        .39        .42         .24
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.09)       .17        .06        .11        (.12)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .30        .55        .45        .53         .12
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.39)      (.38)      (.39)      (.42)       (.24)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   10.13  $   10.22  $   10.05  $    9.99   $    9.88
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                2.96%      5.57%      4.56%      5.60%       1.23%+++
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses, net of reimbursement                    1.12%      1.08%       .94%       .40%        .02%*
Net Assets:                                                       =========  =========  =========  =========   =========
                    Expenses                                          1.32%      1.28%      1.30%      1.44%       1.16%*
                                                                  =========  =========  =========  =========   =========
                    Investment income--net                            3.82%      3.75%      3.89%      4.36%       3.54%*
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $   1,460  $   3,152  $   3,162  $   3,527   $   3,804
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               24.65%     26.86%     11.09%    124.72%     130.10%
                                                                  =========  =========  =========  =========   =========


                                                                            California Limited Maturity Fund
                                                                                        Class B
                    The following per share data and ratios                                                     For the
                    have been derived from information provided                                                  Period
                    in the financial statements.                                                            Nov. 26, 1993++
                                                                          For the Year Ended July 31,         to July 31,
                    Increase (Decrease) in Net Asset Value:          1998       1997      1996        1995        1994
Per Share           Net asset value, beginning of period          $   10.21  $   10.04  $    9.99  $    9.88   $   10.00
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .35        .34        .36        .39         .21
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.09)       .17        .05        .11        (.12)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .26        .51        .41        .50         .09
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.35)      (.34)      (.36)      (.39)       (.21)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   10.12  $   10.21  $   10.04  $    9.99   $    9.88
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                2.59%      5.20%      4.08%      5.23%        .99%+++
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses, net of reimbursement                    1.51%      1.44%      1.30%       .76%        .38%*
Net Assets:                                                       =========  =========  =========  =========   =========
                    Expenses                                          1.71%      1.64%      1.66%      1.80%       1.52%*
                                                                  =========  =========  =========  =========   =========
                    Investment income--net                            3.45%      3.39%      3.53%      4.00%       3.19%*
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period
Data:               (in thousands)                                $   4,812  $   6,877  $   9,919  $  10,363   $  11,430
                                                                  =========  =========  =========  =========   =========
                    Portfolio turnover                               24.65%     26.86%     11.09%    124.72%     130.10%
                                                                  =========  =========  =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1998


FINANCIAL HIGHLIGHTS (continued)
                                                                                   California Limited Maturity Fund
                                                                                               Class C
                    The following per share data and ratios                                                     For the
                    have been derived from information provided                                                 Period
                    in the financial statements.                                                            Oct. 21, 1994++
                                                                           For the Year Ended July 31,        to July 31,
                    Increase (Decrease) in Net Asset Value:              1998        1997          1996          1995
Per Share           Net asset value, beginning of period              $   10.22    $   10.05     $    9.99     $    9.76
Operating                                                             ---------    ---------     ---------     ---------
Performance:        Investment income--net                                  .37          .36           .37           .31
                    Realized and unrealized gain (loss) on
                    investments--net                                       (.10)         .17           .06           .23
                                                                      ---------    ---------     ---------     ---------
                    Total from investment operations                        .27          .53           .43           .54
                                                                      ---------    ---------     ---------     ---------
                    Less dividends from investment income--net             (.37)        (.36)         (.37)         (.31)
                                                                      ---------    ---------     ---------     ---------
                    Net asset value, end of period                    $   10.12    $   10.22     $   10.05     $    9.99
                                                                      =========    =========     =========     =========

Total Investment    Based on net asset value per share                    2.68%        5.39%         4.35%         5.60%+++
Return:**                                                             =========    =========     =========     =========

Ratios to Average   Expenses, net of reimbursement                        1.36%        1.25%         1.14%          .82%*
Net Assets:                                                           =========    =========     =========     =========
                    Expenses                                              1.56%        1.45%         1.50%         1.98%*
                                                                      =========    =========     =========     =========
                    Investment income--net                                3.61%        3.58%         3.69%         4.04%*
                                                                      =========    =========     =========     =========

Supplemental        Net assets, end of period (in thousands)          $      95    $      57     $      55     $      64
Data:                                                                 =========    =========     =========     =========
                    Portfolio turnover                                   24.65%       26.86%        11.09%       124.72%
                                                                      =========    =========     =========     =========


                                                                                 California Limited Maturity Fund
                                                                                             Class D
                    The following per share data and ratios have                                               For the
                    been derived from information provided                                                     Period
                    in the financial statements.                                                           Oct. 21, 1994++
                                                                           For the Year Ended July 31,       to July 31,
                    Increase (Decrease) in Net Asset Value:              1998        1997          1996          1995
Per Share           Net asset value, beginning of period              $   10.22    $   10.05     $    9.99     $    9.76
Operating                                                             ---------    ---------     ---------     ---------
Performance:        Investment income--net                                  .38          .37           .38           .33
                    Realized and unrealized gain (loss) on
                    investments--net                                       (.09)         .17           .06           .23
                                                                      ---------    ---------     ---------     ---------
                    Total from investment operations                        .29          .54           .44           .56
                                                                      ---------    ---------     ---------     ---------
                    Less dividends from investment income--net             (.38)        (.37)         (.38)         (.33)
                                                                      ---------    ---------     ---------     ---------

                    Net asset value, end of period                    $   10.13    $   10.22     $   10.05     $    9.99
                                                                      =========    =========     =========     =========

Total Investment    Based on net asset value per share                    2.86%        5.47%         4.46%         5.85%+++
Return:**                                                             =========    =========     =========     =========

Ratios to Average   Expenses, net of reimbursement                        1.25%        1.15%         1.06%          .66%*
Net Assets:                                                           =========    =========     =========     =========
                    Expenses                                              1.45%        1.35%         1.40%         1.81%*
                                                                      =========    =========     =========     =========
                    Investment income--net                                3.70%        3.69%         3.77%         4.28%*
                                                                      =========    =========     =========     =========

Supplemental        Net assets, end of period (in thousands)          $   2,713    $   4,043     $   2,185     $   1,771
Data:                                                                 =========    =========     =========     =========
                    Portfolio turnover                                   24.65%       26.86%        11.09%       124.72%
                                                                      =========    =========     =========     =========


                                                                             Florida Limited Maturity Fund
                                                                                        Class A
                    The following per share data and ratios                                                     For the
                    have been derived from information provided                                                  Period
                    in the financial statements.                                                            Nov. 26, 1993++
                                                                         For the Year Ended July 31,          to July 31,
                    Increase (Decrease) in Net Asset Value:          1998       1997      1996        1995        1994
Per Share           Net asset value, beginning of period          $   10.07  $    9.96  $   10.02  $    9.87   $   10.00
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .38        .40        .40        .43         .24
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.07)       .11       (.06)       .15        (.13)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .31        .51        .34        .58         .11
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.38)      (.40)      (.40)      (.43)       (.24)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   10.00  $   10.07  $    9.96  $   10.02   $    9.87
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                3.17%      5.20%      3.45%      6.05%       1.12%+++
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses, net of reimbursement                    1.19%      1.09%       .89%       .39%        .02%*
Net Assets:                                                       =========  =========  =========  =========   =========
                    Expenses                                          1.19%      1.09%       .97%      1.03%        .86%*
                                                                  =========  =========  =========  =========   =========
                    Investment income--net                            3.81%      3.98%      4.01%      4.39%       3.54%*
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period
Data:               (in thousands)                                $   5,331  $   6,376  $   7,874  $   9,849   $  14,868
                                                                  =========  =========  =========  =========   =========
                    Portfolio turnover                               39.52%     35.67%     39.90%    138.97%     136.71%
                                                                  =========  =========  =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1998


FINANCIAL HIGHLIGHTS (concluded)
                                                                            Florida Limited Maturity Fund
                                                                                        Class B
                    The following per share data and ratios                                                   For the
                    have been derived from information provided                                                Period
                    in the financial statements.                                                          Nov. 26, 1993++
                                                                         For the Year Ended July 31,        to July 31,
                    Increase (Decrease) in Net Asset Value:          1998       1997      1996        1995      1994
Per Share           Net asset value, beginning of period          $   10.07  $    9.96  $   10.02  $    9.88   $   10.00
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .35        .36        .37        .40         .21
                    Realized and unrealized gain (loss)
                    on investments--net                                (.07)       .11       (.06)       .14        (.12)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .28        .47        .31        .54         .09
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment
                    income--net                                        (.35)      (.36)      (.37)      (.40)       (.21)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   10.00  $   10.07  $    9.96  $   10.02   $    9.88
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                2.80%      4.83%      3.08%      5.57%        .99%+++
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses, net of reimbursement                    1.54%      1.45%      1.24%       .75%        .38%*
Net Assets:                                                       =========  =========  =========  =========   =========
                    Expenses                                          1.54%      1.45%      1.32%      1.38%       1.23%*
                                                                  =========  =========  =========  =========   =========
                    Investment income--net                            3.46%      3.63%      3.66%      4.05%       3.19%*
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period
Data:               (in thousands)                                $   8,014  $  11,461  $  13,690  $  16,213   $  18,179
                                                                  =========  =========  =========  =========   =========
                    Portfolio turnover                               39.52%     35.67%     39.90%    138.97%     136.71%
                                                                  =========  =========  =========  =========   =========


                                                                                  Florida Limited Maturity Fund
                                                                                             Class C
                    The following per share data and ratios have                                               For the
                    been derived from information provided in                                                  Period
                    the financial statements.                                                              Oct. 21, 1994++
                                                                            For the Year Ended July 31,      to July 31,
                    Increase (Decrease) in Net Asset Value:              1998         1997         1996          1995
Per Share           Net asset value, beginning of period              $   10.00    $    9.90     $   10.01     $    9.76
Operating                                                             ---------    ---------     ---------     ---------
Performance:        Investment income--net                                  .33          .38           .36           .29
                    Realized and unrealized gain (loss) on
                    investments--net                                       (.07)         .10          (.11)          .25
                                                                      ---------    ---------     ---------     ---------
                    Total from investment operations                        .26          .48           .25           .54
                                                                      ---------    ---------     ---------     ---------
                    Less dividends from investment income--net             (.33)        (.38)         (.36)         (.29)
                                                                      ---------    ---------     ---------     ---------
                    Net asset value, end of period                    $    9.93    $   10.00     $    9.90     $   10.01
                                                                      =========    =========     =========     =========

Total Investment    Based on net asset value per share                    2.65%        4.93%         2.48%         5.65%+++
Return:**                                                             =========    =========     =========     =========

Ratios to Average   Expenses, net of reimbursement                        1.29%        1.26%         1.21%         1.09%*
Net Assets:                                                           =========    =========     =========     =========
                    Expenses                                              1.29%        1.26%         1.23%         1.67%*
                                                                      =========    =========     =========     =========
                    Investment income--net                                3.78%        3.83%         3.75%         3.83%*
                                                                      =========    =========     =========     =========

Supplemental        Net assets, end of period (in thousands)          $       1    $      60     $      52     $       1
Data:                                                                 =========    =========     =========     =========
                    Portfolio turnover                                   39.52%       35.67%        39.90%       138.97%
                                                                      =========    =========     =========     =========


                                                                                  Florida Limited Maturity Fund
                                                                                              Class D
                    The following per share data and ratios have                                                For the
                    been derived from information provided in                                                    Period
                    the financial statements.                                                               Oct. 21, 1994++
                                                                           For the Year Ended July 31,        to July 31,
                    Increase (Decrease) in Net Asset Value:              1998         1997          1996         1995
Per Share           Net asset value, beginning of period              $   10.06    $    9.95     $   10.01     $    9.76
Operating                                                             ---------    ---------     ---------     ---------
Performance:        Investment income--net                                  .37          .39           .39           .33
                    Realized and unrealized gain (loss) on
                    investments--net                                       (.06)         .11          (.06)          .25
                                                                      ---------    ---------     ---------     ---------
                    Total from investment operations                        .31          .50           .33           .58
                                                                      ---------    ---------     ---------     ---------
                    Less dividends from investment income--net             (.37)        (.39)         (.39)         (.33)
                                                                      ---------    ---------     ---------     ---------
                    Net asset value, end of period                    $   10.00    $   10.06    $     9.95     $   10.01
                                                                      =========    =========     =========     =========
Total Investment    Based on net asset value per share                    3.17%        5.10%         3.35%         6.07%+++
Return:**                                                             =========    =========     =========     =========

Ratios to Average   Expenses, net of reimbursement                        1.29%        1.19%          .99%          .67%*
Net Assets:                                                           =========    =========     =========     =========
                    Expenses                                              1.29%        1.19%         1.07%         1.19%*
                                                                      =========    =========     =========     =========
                    Investment income--net                                3.71%        3.88%         3.91%         4.23%*
                                                                      =========    =========     =========     =========

Supplemental        Net assets, end of period (in thousands)          $   5,362    $   7,733     $   6,406     $   7,210
Data:                                                                 =========    =========     =========     =========
                    Portfolio turnover                                   39.52%       35.67%        39.90%       138.97%
                                                                      =========    =========     =========     =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1998



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (the "Trust") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company consisting of two separate series: Merrill Lynch California Limited Maturity Municipal Bond Fund and Merrill Lynch Florida Limited Maturity Municipal Bond Fund. Each series of the Trust is referred to herein as a "Fund". The Trust offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Funds invest are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--Each Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a monthly fee at the annual rate of 0.35% of that Fund's average daily net assets.

For the year ended July 31, 1998, FAM earned fees of $42,624 from California Limited Maturity Fund, of which $24,356 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Funds pay the Distributor ongoing account maintenance and distribution fees. The Distributor voluntarily did not collect any Class C distribution fees for the year ended July 31, 1998. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account
                                        Maintenance    Distribution
                                            Fee            Fee

Class B                                     0.15%          0.20%
Class C                                     0.15%          0.20%
Class D                                     0.10%          --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Funds' Class A and Class D Shares as follows:


                                   California         Florida
                                     Limited          Limited
                                     Maturity         Maturity
                                       Fund             Fund

Class A:

MLFD                                       --           $100
MLPF&S                                     --           $950

Class D:

MLFD                                     $  7           $ 13
MLPF&S                                   $235           $324


MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows:


                                     Class B           Class C
                                      Shares            Shares

California Limited Maturity Fund       $3,550            $63
Florida Limited Maturity Fund          $5,922             --

Furthermore, MLPF&S received contingent deferred sales charges of $7,988 relating to transactions subject to front end sales charge waivers in Class D Shares in Florida Limited Maturity Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, PFD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1998 were as follows:


                                    Purchases       Sales

California Limited Maturity Fund   $2,682,590    $ 7,069,041
Florida Limited Maturity Fund       8,382,077     13,668,513


Net realized gains for the year ended July 31, 1998 and net unrealized gains as of July 31, 1998 were as follows:



                                     Realized     Unrealized
California Limited Maturity Fund      Gains         Gains

Long-term investments               $ 135,030      $ 519,695
Short-term investments                    786             --
                                    ---------      ---------
Total                               $ 135,816      $ 519,695
                                    =========      =========


                                     Realized     Unrealized
Florida Limited Maturity Fund         Gains         Gains

Long-term investments               $  69,426      $ 547,752
                                    ---------      ---------
Total                               $  69,426      $ 547,752
                                    =========      =========


As of July 31, 1998, net unrealized appreciation and the aggregate cost of investments for Federal income tax purposes were as follows:


Limited        Gross         Gross          Net          Aggregate
Maturity     Unrealized    Unrealized    Unrealized       Cost of
Fund        Appreciation  Depreciation  Appreciation    Investments

California    $497,052            --      $497,052      $ 8,424,841
Florida        589,373     $(41,621)       547,752       17,886,012



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)




4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions for the years ended July 31, 1998 and July 31, 1997, respectively, were as follows:


                                      For the        For the
                                     Year Ended     Year Ended
                                   July 31, 1998  July 31, 1997

California Limited Maturity Fund    $(4,939,204)   $(1,455,816)
Florida Limited Maturity Fund        (6,762,222)    (2,674,028)


Transactions in shares of beneficial interest for each class were as follows:


California Limited Maturity Fund

Class A Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            12,475    $   126,814
Shares issued to shareholders in
reinvestment of dividends               2,996         30,433
                                  -----------    -----------
Total issued                           15,471        157,247
Shares redeemed                      (179,897)    (1,826,328)
                                  -----------    -----------
Net decrease                         (164,426)   $(1,669,081)
                                  ===========    ===========


California Limited Maturity Fund

Class A Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                             1,377    $    13,897
Shares issued to shareholders in
reinvestment of dividends               3,031         30,528
                                  -----------    -----------
Total issued                            4,408         44,425
Shares redeemed                       (10,568)      (106,294)
                                  -----------    -----------
Net decrease                           (6,160)   $   (61,869)
                                  ===========    ===========


California Limited Maturity Fund

Class B Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           124,239    $ 1,261,328
Shares issued to shareholders in
reinvestment of dividends              12,571        127,693
                                  -----------    -----------
Total issued                          136,810      1,389,021
Shares redeemed                      (334,719)    (3,399,548)
                                  -----------    -----------
Net decrease                         (197,909)   $(2,010,527)
                                  ===========    ===========


California Limited Maturity Fund

Class B Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           204,154    $ 2,058,619
Shares issued to shareholders in
reinvestment of dividends              13,782        138,778
                                  -----------    -----------
Total issued                          217,936      2,197,397
Automatic conversion of shares        (28,044)      (284,252)
Shares redeemed                      (504,135)    (5,083,745)
                                  -----------    -----------
Net decrease                         (314,243)   $(3,170,600)
                                  ===========    ===========


California Limited Maturity Fund

Class C Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                             4,442    $    45,039
Shares issued to shareholders in
reinvestment of dividends                  20            197
                                  -----------    -----------
Total issued                            4,462         45,236
Shares redeemed                          (629)        (6,347)
                                  -----------    -----------
Net increase                            3,833    $    38,889
                                  ===========    ===========


California Limited Maturity Fund

Class C Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                               115    $     1,152
Shares issued to shareholders in
reinvestment of dividends                   6             62
                                  -----------    -----------
Net increase                              121    $    $1,214
                                  ===========    ===========


California Limited Maturity Fund

Class D Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                             7,329    $    74,243
Shares issued to shareholders in
reinvestment of dividends               8,631         87,687
                                  -----------    -----------
Total issued                           15,960        161,930
Shares redeemed                      (143,748)    (1,460,415)
                                  -----------    -----------
Net decrease                         (127,788)   $(1,298,485)
                                  ===========    ===========


California Limited Maturity Fund

Class D Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           285,173    $ 2,849,538
Automatic conversion of shares          3,978        284,252
Shares issued to shareholders in
reinvestment of dividends              28,044         40,114
                                  -----------    -----------
Total issued                          317,195      3,173,904
Shares redeemed                      (139,121)    (1,398,465)
                                  -----------    -----------
Net increase                          178,074    $ 1,775,439
                                  ===========    ===========


Florida Limited Maturity Fund

Class A Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            41,661    $   418,928
Shares issued to shareholders in
reinvestment of dividends               5,340         53,529
                                  -----------    -----------
Total issued                           47,001        472,457
Shares redeemed                      (147,389)    (1,479,291)
                                  -----------    -----------
Net decrease                         (100,388)   $(1,006,834)
                                  ===========    ===========


Florida Limited Maturity Fund

Class A Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            70,813    $   705,043
Shares issued to shareholders in
reinvestment of dividends               6,542         65,182
                                  -----------    -----------
Total issued                           77,355        770,225
Shares redeemed                      (235,028)    (2,340,687)
                                  -----------    -----------
Net decrease                         (157,673)   $(1,570,462)
                                  ===========    ===========


Florida Limited Maturity Fund

Class B Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            72,227    $   724,926
Shares issued to shareholders in
reinvestment of dividends              18,097        181,362
                                  -----------    -----------
Total issued                           90,324        906,288
Automatic conversion of shares         (2,048)       (20,567)
Shares redeemed                      (425,682)    (4,270,272)
                                  -----------    -----------
Net decrease                         (337,406)   $(3,384,551)
                                  ===========    ===========


Florida Limited Maturity Fund

Class B Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           344,717    $ 3,439,385
Shares issued to shareholders in
reinvestment of dividends              20,341        202,648
                                  -----------    -----------
Total issued                          365,058      3,642,033
Automatic conversion of shares         (3,635)       (36,364)
Shares redeemed                      (598,033)    (5,967,067)
                                  -----------    -----------
Net decrease                         (236,610)   $(2,361,398)
                                  ===========    ===========


Florida Limited Maturity Fund

Class C Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount
Shares issued to shareholders in
reinvestment of dividends                  64    $       640
Shares redeemed                        (5,907)       (58,841)
                                  -----------    -----------
Net decrease                           (5,843)   $   (58,201)
                                  ===========    ===========


Florida Limited Maturity Fund

Class C Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                             5,712    $    56,834
Shares issued to shareholders in
reinvestment of dividends                 140          1,387
                                  -----------    -----------
Total issued                            5,852         58,221
Shares redeemed                        (5,087)       (50,009)
                                  -----------    -----------
Net increase                              765    $     8,212
                                  ===========    ===========


Florida Limited Maturity Fund

Class D Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           221,619    $ 2,218,964
Automatic conversion of shares          2,050         20,567
Shares issued to shareholders in
reinvestment of dividends               4,288         42,965
                                  -----------    -----------
Total issued                          227,957      2,282,496
Shares redeemed                      (460,166)    (4,595,132)
                                  -----------    -----------
Net decrease                         (232,209)   $(2,312,636)
                                  ===========    ===========


Florida Limited Maturity Fund

Class D Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           362,564    $ 3,617,894
Automatic conversion of shares          3,635         36,364
Shares issued to shareholders in
reinvestment of dividends               5,285         52,650
                                  -----------    -----------
Total issued                          371,484      3,706,908
Shares redeemed                      (246,834)    (2,457,288)
                                  -----------    -----------
Net increase                          124,650    $ 1,249,620
                                  ===========    ===========


5. Capital Loss Carryforward:
At July 31, 1998, each Fund of the Trust had an approximate net capital loss carryforward as follows: $287,000 in the California Limited Maturity Fund, of which $8,000 expires in 2003 and $279,000 expires in 2004; and $631,000 in the Florida Limited Maturity Fund, of which $431,000 expires in 2003 and $200,000 expires in 2004. These amounts will be available to offset like amounts of any future taxable gains.




Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1998



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Multi-State Limited Maturity
Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Merrill Lynch Limited Maturity Municipal Bond Funds for California and Florida of the Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (the "Trust") as of July 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period November 26, 1993 (commencement of operations) to July 31, 1994. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Limited Maturity Municipal Bond Funds for California and Florida of the Merrill Lynch Multi-State Limited Maturity Municipal Series Trust as of July 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 10, 1998
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Multi-State Limited Maturity Municipal Series Trust during its taxable year ended July 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions made by the California Limited Maturity Fund and the Florida Limited Maturity
Fund during the year.

Please retain this information for your records.




OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Edward J. Andrews, Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Lawrence A. Rogers, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10005

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863